UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2025
Date of Report (date of earliest event reported)

Bed Bath & Beyond, Inc.
(Exact name of Registrant as specified in its charter)
Delaware	001-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
(Registrant’s telephone number, including area code)
Beyond, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 14, 2025, the board of directors of Bed Bath & Beyond, Inc. (the “Company”) approved the adoption of the Bed Bath & Beyond, Inc. 2025 Employment Inducement Equity Incentive Plan (the “Inducement Plan”).

The Inducement Plan was adopted without stockholder approval in accordance with New York Stock Exchange (“NYSE”) Rule 303A.08. The Inducement Plan provides for the grant of equity-based awards in the form of non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other stock-based awards.

The Inducement Plan reserves a maximum of 1,500,000 shares of the Company’s common stock for issuance to eligible recipients. Awards under the Inducement Plan may be granted only to persons who satisfy the standards for “employment inducement awards” under Section 303A.08 of the NYSE Listed Company Manual. Awards under the Inducement Plan must be approved by either (i) a majority of the Company’s “Independent Directors” (as determined under Section 303A.02 of the NYSE Listed Company Manual), or (ii) the Compensation Committee of the Board (“Compensation Committee”), provided that the Compensation Committee is composed solely of Independent Directors.

The foregoing description of the Inducement Plan is not complete and is qualified in its entirety by reference to the text of the Inducement Plan, which is filed as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.
Exhibit Number	Exhibit Description
10.1	Bed Bath & Beyond, Inc. 2025 Employment Inducement Equity Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND, INC.

By:	/s/ ADRIANNE B. LEE
Adrianne B. Lee
President and Chief Financial Officer
Date:	November 14, 2025